UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2022

Mawson Infrastructure Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40849	88-0445167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Level 5, 97 Pacific Highway, North Sydney NSW Australia	2060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code +61 (0)2 8624 6169

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	MIGI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

(a) On May 18, 2022, Mawson Infrastructure Group Inc. (the “Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”).

(b) The following matters were considered and voted on at the Annual Meeting:

(i) the election of four (4) nominees to serve on the board of directors of the Company (the “Board”) until the 2023 annual meeting of stockholders or until his respective successor is duly elected and qualified;

(ii) the ratification of the appointment of LNP Audit and Assurance International Pty Ltd as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022;

(iii) an advisory vote to approve the compensation paid to the Company’s named executive officers (“Say-on-Pay”); and

(iv) an advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers (“Say-on-Frequency”).

At the Annual Meeting:

(I) each of Greg Martin, Michael Hughes, Yossi Keret and James Manning were elected to serve on the Board until the 2023 annual meeting of stockholders or until his respective successor is duly elected and qualified;

(II) the appointment of LNP Audit and Assurance International Pty Ltd as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, was ratified;

(III) the advisory vote to approve named executive officer compensation (“Say-on-Pay”) was approved; and

(IV) the frequency of future advisory votes to approve the compensation of our named executive officers (“Say-on-Frequency”) was approved every three (3) years.

The voting results were as follows:

(A) Election of four (4) members of the Board:

Nominee	For	Against	Abstain	Broker Non-Votes
Greg Martin	30,837,009	7,866	647	7,984,445
Michael Hughes	30,481,088	364,262	172	7,984,445
Yossi Keret	30,339,554	501,902	4,066	7,984,445
James Manning	30,837,901	4,473	3,148	7,984,445

(B) The ratification of the appointment of LNP Audit and Assurance International Pty Ltd as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022:

For	Against	Abstain	Broker Non-Votes
38,826,008	2,853	1,106	0

(C) The advisory vote to approve the compensation paid to the Company’s named executive officers (“Say-on-Pay”):

For	Against	Abstain	Broker Non-Votes
30,809,721	12,298	23,503	7,984,445

(D) The advisory vote on the frequency of future advisory votes to approve the compensation of our named executive officers (“Say-on-Frequency”):

3 Years	2 Years	1 Year	Abstain	Broker Non-Votes
27,855,724	63,452	2,627,650	298,696	7,984,445

(E) The Company has decided in light of the results of the “Say-on-Frequency” proposal to include a stockholder vote on the compensation of executives in the Company’s proxy materials every 3 years until the next required vote on the frequency of shareholder votes on the compensation of executives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mawson Infrastructure Group Inc.

Date: May 20, 2022	By:	/s/ James Manning
James Manning
Chief Executive Officer

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